                                                                    EXHIBIT 99.4

                    SECOND SUPPLEMENTAL SETTLEMENT AGREEMENT


                 This Second Supplemental Settlement Agreement (this "Second Supplemental Agreement"), dated as of October 15, 1997, is made by and between RONALD S. HAFT ("RSH") and DART GROUP CORPORATION, a Delaware corporation ("Dart"), for purposes of supplementing and modifying that certain Settlement Agreement dated as of October 6, 1995 between RSH and Dart the "RSH/Dart Settlement Agreement"), as supplemented and modified by that certain First Supplemental Settlement Agreement, dated on or about October 15, 1997 by and between RSH and Dart. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the RSH/Dart Settlement Agreement.

                                  WITNESSETH:

                 WHEREAS, Dart and RSH entered into the RSH/Dart Settlement Agreement to settle certain lawsuits and other disputes between RSH and Dart and its affiliates.

                 WHEREAS, on November 6, 1995 Herbert H. Haft ("HHH") filed a lawsuit captioned Herbert H. Haft v. Dart Group Corporation, et al., Civ. A. No. 14685 (Del. Ch.), challenging the transactions pursuant to the RSH/Dart Settlement Agreement (the "HHH Settlement Lawsuit");

                 WHEREAS, in connection with the HHH Settlement Lawsuit and other litigation challenging the transactions pursuant to the RSH/Dart Settlement Agreement, the Delaware Court of Chancery entered an order (the "Standstill Order") on December 6, 1995 that requires Dart to refrain from taking or recognizing specified actions and that, in Section 8 of the Standstill Order, requires Dart to give not less than seven (7) days' notice of certain "extraordinary transactions" to the other parties to such lawsuits;

                 WHEREAS, concurrently with the execution and delivery of this Second Supplemental Agreement, Dart and HHH are entering into a settlement agreement pursuant to which Dart and HHH agree to settle the HHH Settlement Lawsuit and certain other lawsuits and other disputes between them on the terms, and subject to the conditions, set forth therein (the "HHH/Dart Settlement Agreement");

                 WHEREAS, RSH desires that Dart enter into and consummate the transactions contemplated by the HHH/Dart Settlement Agreement in order to terminate the HHH Settlement Lawsuit and enable him to realize certain substantial economic benefits of the RSH/Dart Settlement Agreement, which have been unavailable to him as a result of HHH's claims that will be resolved pursuant to the HHH/Dart Settlement Agreement;

                 WHEREAS, RSH wishes to induce Dart to make the $10 million loan contemplated by this Second Supplemental Agreement; and

                 WHEREAS, the consummation of the transactions contemplated by this Second Supplemental Agreement is a condition precedent to the closing of the transactions contemplated by the HHH/Dart Settlement Agreement;

                 NOW, THEREFORE, for and in consideration of the premises and of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                   ARTICLE 5. SECOND SUPPLEMENTAL SETTLEMENT.

                 5.1 CERTAIN DEFINITIONS. As used in this Second Supplemental Agreement, the terms "HHH Closing" and "HHH Closing Date" mean respectively, the "Closing" and the "Closing Date" as defined in the HHH/Dart Settlement Agreement.

                 5.2     SETTLEMENT TRANSACTIONS.

        (a) AMENDMENT TO VOTING TRUST AGREEMENT. Simultaneously with the execution and delivery of this Second Supplemental Agreement, the parties shall execute and deliver an amendment to the Voting Trust Agreement in the form of EXHIBIT A hereto (the "Voting Trust Amendment").

        (b) AMENDMENT TO BUY/SELL/OFFERING AGREEMENT. At the time of the HHH Closing, the parties shall execute and deliver an amendment to the Buy/Sell/Offering Agreement in the form of EXHIBIT B hereto (the "Buy/Sell Amendment"). The parties agree that the Denial Period (as defined in the Buy/Sell/Offering Agreement) that has been in existence since January 18, 1997, shall be deemed to have commenced on January 9, 1997 and to continue until at least the later of January 1, 1998, or the Closing Date or, if this Second Supplemental Agreement shall terminate, the date on which such termination occurs; provided, however, that in no event shall this provision result in an earlier termination of such Denial Period than would otherwise occur under the terms of the Buy/Sell/Offering Agreement.

        (c) $10 MILLION LOAN. At the time of the HHH Closing, (i) Dart shall, and RSH shall cause the HHH/RSH Tier II Limited Partnership to, execute and deliver a Loan Agreement, substantially in the form of EXHIBIT C hereto (the "Loan Agreement"), (ii) RSH shall execute and deliver the Guaranty (as defined in the Loan Agreement), (iii) contingent upon the cooperation of HHH, Gloria G. Haft and other parties to the Loan Documents (as defined in the Loan Agreement), the closing of the $10 million loan by Dart to the HHH/RSH Tier II Limited Partnership shall occur in accordance with the terms of the Loan Agreement, and (iv) RSH shall prepay in full (unless previously prepaid in full) the $10,000,000 in principal amount of notes issued by him to HHH which by their terms are required to be prepaid upon the closing of the $10 million loan by Dart to the HHH/RSH Tier II Limited Partnership; provided, however, that (i) the consent of the Hermans under the Loan Agreement shall not be required, (ii) any and all references to recording the Negative Pledges shall be deleted and the form of the lender consent shall be as executed by JP Morgan, (iii) the minimum exercise price applicable to the Forbes buy/sell shall be $4,000,000 and Dart shall cooperate with RSH in structuring any acquisition of all of the partnership interests by Dart from the Hermans and RSH so that RSH may implement a like-kind exchange under the same terms and restrictions as are set forth n the First Amendment to the Real Estate Master Agreement with respect to like-kind exchanges, and (iv) Dart shall waive its right to the additional interest kicker if the Loan is repaid during the first 5 years.

        (d) CONTRIBUTION AGREEMENT. At the time of the HHH Closing, Dart shall execute and deliver the Contribution Agreement, in the form of EXHIBIT D hereto (the "Contribution Agreement"), and RSH shall execute and deliver the Contribution Agreement individually and on behalf of each of the Releasing Guarantors listed on Schedule 1 thereto and each of the Released Guarantors listed on Schedule 2 thereto.

        (e) EFFECTIVENESS. Neither the obligations of the parties under this Article 2, the Voting Trust Amendment nor the Buy/Sell Amendment shall become effective unless and until the HHH/Dart Settlement Agreement shall become effective.

        5.3 HHH/DART SETTLEMENT. Notwithstanding any other provision of this Second Supplemental Agreement, RSH acknowledges and agrees that (i) neither Dart nor any of its affiliates has made any express or implied representation, warranty or covenant as to whether or not the HHH/Dart Settlement Agreement will become effective or if it becomes effective, whether the transactions contemplated thereby will be consummated (and Dart hereby expressly disclaims any such representation, warranty or covenant) and (ii) neither Dart nor any of its affiliates shall have any liability to RSH in the event (A) the HHH/Dart Settlement Agreement does not become effective or (B) a closing under the HHH/Dart Settlement Agreement does not occur and/or the transactions contemplated thereby are not consummated.

                              ARTICLE 6. COVENANTS

                 6.1 COOPERATION. The parties shall cooperate in the defense of any litigation challenging the validity of this Second Supplemental Agreement, the Voting Trust Amendment, the Loan Agreement, the Buy/Sell Amendment, the Contribution Agreement, the HHH/Dart Settlement Agreement or the RSH/Dart Settlement Agreement and the transactions contemplated hereby and thereby. RSH hereby (a) consents to the HHH/Dart Settlement Agreement and the transactions contemplated thereby, (b) agrees to not file any lawsuit or initiate any proceeding challenging the HHH/Dart Settlement Agreement or any of the transactions contemplated thereby, and (c) waives and releases any claims he may have against Dart, its affiliates, directors and officers or against HHH arising out of or in connection with the HHH/Dart Settlement Agreement and the transactions contemplated thereby.

                 6.2 FURTHER ASSURANCES. RSH and Dart each shall promptly execute and deliver, and RSH shall cause to be promptly executed and delivered, such additional documents, assignments, certificates and instruments as the other party to this Second Supplemental Agreement may reasonably request in order to effectuate more effectively the transactions contemplated by this Second Supplemental Agreement, the Voting Trust Amendment and the Buy/Sell Amendment.

                 6.3 SPECIFIC PERFORMANCE. Dart and RSH each acknowledge and agree that in the event of any breach of this Second Supplemental Agreement, the Voting Trust Amendment or the Buy/Sell Amendment or the Contribution Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that Dart and RSH, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance (including temporary restraining orders) of each of this Second Supplemental Agreement, the Voting Trust Amendment, the Buy/Sell Amendment or the Contribution Agreement in any action instituted in the Delaware Court of Chancery or the United States District Court for the District of Delaware, or, in the event neither of said courts would have jurisdiction over such action, in any court of the United States or any state having subject matter jurisdiction. Dart and RSH each consent to non-exclusive personal jurisdiction in any such action brought in the Delaware Court of Chancery or the United States District Court for the District of Delaware.

                            ARTICLE 7. MISCELLANEOUS

                 7.1 RELATIONSHIP TO SETTLEMENT DOCUMENTS. Except as modified or supplemented by this Second Supplemental Agreement, the RSH/Dart Settlement Agreement, as amended by the First Supplemental Settlement Agreement, shall remain in full force and effect, and no other changes shall have been deemed to have been effected by this Second Supplemental Agreement.

                 7.2 EXPENSES. Except as provided in the RSH/Dart Settlement Agreement, the parties shall pay their own respective expenses incurred in connection with this Second Supplemental Agreement and the transactions hereunder, including, without limitation, any fees for accountants and attorneys.

                 7.3 NOTICES. Any notices or consents required or permitted by this Second Supplemental Agreement shall be in writing and shall be deemed given if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or by facsimile (answerback required) as follows, unless any such address is changed by notice hereunder:

                 If to Dart:

                                          Dart Group Corporation
                                          3300 75th Avenue
                                          Landover, Maryland 20785
                                          Attn:  Chairman of the Executive
                                                       Committee
                                                         and
                                          Attn:  Corporate Secretary
                                          Facsimile:  301-733-2707

                 with copies to:

                                          Kenneth J. Ayres, Esq.
                                          Jones, Day, Reavis & Pogue
                                          1450 G Street, N.W.
                                          Washington, D.C.  20005
                                          Facsimile: 202-737-2832

                 If to RSH:
                                          Mr. Ronald S. Haft
                                          58 La Gorce Circle
                                          Miami Beach, Florida 33141
                                          Facsimile: 305-865-4024

                 with a copy to:
                                          Stuart M. Grant, Esq.
                                          Grant & Eisenhofer, P.A.
                                          1220 Market Street
                                          Suite 500
                                          Wilmington, Delaware 19801
                                          Facsimile: 302-622-7100

                 7.4 GOVERNING LAW. This Second Supplemental Agreement, and the documents and instruments delivered pursuant hereto, except as otherwise provided therein, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to conflict of laws principles.

                 7.5 AMENDMENTS. This Second Supplemental Agreement may be amended only by a written agreement executed by the parties hereto.

                 7.6 ENTIRE AGREEMENT. This Second Supplemental Agreement sets forth the entire understanding of the parties hereto, and supersedes all prior agreements between them, with respect to the subject matter hereof, all prior negotiations between the parties with respect to the subject matter hereof are merged in this Second Supplemental Agreement and the other Settlement Documents, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth.

                 7.7 SEVERABILITY. If any one or more of the provisions contained in this Second Supplemental Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired thereby.

                 7.8 BINDING EFFECT. This Second Supplemental Agreement, and the documents and instruments delivered pursuant hereto, shall inure to the benefit of, and shall be binding upon, their respective heirs, executors, administrators, successors (including any representative, executor or administrator of RSH's estate) and assigns of the parties.

                 7.9 WAIVER. No waiver of any of the provisions of this Second Supplemental Agreement or any other agreement referred to herein shall be valid unless in writing and signed by the party against whom it is sought to be enforced. The waiver by any party hereto of any matter provided for herein shall not be deemed to be a waiver of any other matter provided for herein.

                 7.10 HEADINGS. The headings in this Second Supplemental Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Second Supplemental Agreement. Unless otherwise specified, references in this Second Supplemental Agreement to Sections, Exhibits or Schedules are references to Sections of, or Exhibits or Schedules to, this Second Supplemental Agreement.

                 7.11 COUNTERPARTS. This Second Supplemental Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, RSH and Dart have executed this Second Supplemental Agreement, or have caused this Second Supplemental Agreement to be executed on their behalf, as of the date first above written.

                                  /s/ Ronald S. Haft
                                  -----------------------------------------
                                  RONALD S. HAFT

                                  DART GROUP CORPORATION

                                  By:     /s/Richard B. Stone
                                          ---------------------------------
                                          Name:  Richard B. Stone
                                          Title: Chief Executive Officer

                                          /s/ Elliot Arditti
                                          ---------------------------------
                                          Sr. Vice President and
                                            Corporate Secretary

                                                                       EXHIBIT A

   REFER TO EXHIBIT 99.5 OF THIS CURRENT REPORT ON FORM 8-K FOR THE EXECUTED DRAFT OF THE AMENDMENT TO VOTING TRUST AGREEMENT.

                                                                       EXHIBIT B

                    AMENDMENT TO BUY/SELL/OFFERING AGREEMENT

        This AMENDMENT TO BUY/SELL/OFFERING AGREEMENT (this "Buy/Sell Amendment"), dated as of this ___ day of ______, 199_, by and between Dart Group Corporation ("Dart") and Ronald S. Haft ("RSH").

                                  WITNESSETH:

        WHEREAS, Dart and RSH entered into that certain Settlement Agreement, dated as of October 6, 1995 (the "RSH/Dart Settlement Agreement"), for the purpose of, inter alia, settling certain lawsuits and other disputes between them;

        WHEREAS, in connection with the RSH/Dart Settlement Agreement, Dart and RSH entered into that certain Buy/Sell/Offering Agreement, dated as of October 6, 1995 (the "Buy/Sell/Offering Agreement");

        WHEREAS, on October 18, 1995, Robert M. Haft, Gloria G. Haft and Linda
G. Haft (collectively, "RGL") filed a lawsuit captioned Gloria Haft, et al. v. Larry Schafran, et al., Civ. A. No. 14620 (Del. Ch.), challenging the legal effect of certain of the transactions pursuant to the RSH/Dart Settlement Agreement (the "Section 225 Lawsuit");

        WHEREAS, on November 6, 1995, Herbert H. Haft ("HHH") filed a lawsuit captioned Herbert H. Haft v. Dart Group Corporation, et al., Civ. A. No. 14685 (Del. Ch.), challenging the transactions pursuant to the RSH/Dart Settlement Agreement (the "HHH Settlement Lawsuit");

        WHEREAS, Dart and certain of its subsidiaries have entered into, and consummated the closing under, a Settlement Agreement, dated August 18, 1997, with RGL pursuant to which, inter alia, Dart has purchased a total of 104,976 shares of Dart Class B Common Stock for a total price of approximately $14.7 million and consummated certain other settlement transactions with RGL involving additional payments by Dart and/or its subsidiaries totalling more than $35 million, and RGL have dismissed the Section 225 Lawsuit;

        WHEREAS, Dart and HHH have entered into a Settlement Agreement, dated as of October 9, 1997 (the "HHH/Dart Settlement Agreement"), pursuant to which, inter alia, HHH has agreed to relinquish his claim to power to vote shares of Dart Class B Common Stock and to terminate the HHH Settlement Lawsuit, and Dart has agreed to consummate certain other settlement transactions with HHH involving payments by Dart and/or its subsidiaries totalling more than $27 million and a loan by Dart of $10 million.

        WHEREAS, in connection with the execution and delivery of the HHH/Dart Settlement Agreement, Dart and RSH entered into that certain Second Supplemental Settlement Agreement, dated October 9, 1997, which provides for the execution and delivery of this Buy/Sell Amendment;

        WHEREAS, the execution and delivery of this Buy/Sell Amendment is a condition precedent to the closing of the transactions contemplated by the HHH/Dart Settlement Agreement;

        WHEREAS, Dart and RSH wish to amend the Buy/Sell/Offering Agreement as set forth herein.

        NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Amendment of Buy/Sell/Offering Agreement. [(a)] Section 7(a) of the Buy/Sell/Offering Agreement shall hereby be amended by deleting the date "December 31, 1999" and substituting therefor the date "December 31, 1997."

        [(b) The first sentence of Section 7(b) of the Buy/Sell/Offering Agreement shall hereby be amended by deleting the words "within fifteen (15) days of the date of the Call Exercise Notice" and by adding the following at the end thereof: "; provided that any Call Exercise Notice specifying a closing date in January, 1998, may be given at any time on or after ______, 1997,(1) and any other Call Exercise Notice shall specify a closing date within fifteen
(15) days of the date of such Call Exercise Notice."](2)

        2. Effectiveness. The amendment to the Buy/Sell/Offering Agreement set forth in Section 1 of this Buy/Sell Amendment shall be effective immediately upon the execution and delivery of this Buy/Sell Amendment.

        3. Counterparts. This Buy/Sell Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, RSH and Dart have executed this Buy/Sell Amendment, or have caused this Buy/Sell Amendment to be executed on their behalf, on the date first above written.

                                          ------------------------------------
                                          RONALD S. HAFT

                                          DART GROUP CORPORATION


                                          By:
                                                   ---------------------------
                                                   Name:
                                                   Title:
                                                         ---------------------





--------------
 (1) This will be the date of the Amendment to Buy/Sell/Offering Agreement.

 (2) If the Amendment to Buy/Sell/Offering Agreement is entered into after December 31, 1997, Section 7(b) will not need to be amended.

                                                                       EXHIBIT C




                                 LOAN AGREEMENT


        This LOAN AGREEMENT (this "Agreement") is entered into as of the ____ day of _______, 1997 by and between DART GROUP CORPORATION, a Delaware corporation ("Lender") and HHH/RSH TIER II LIMITED PARTNERSHIP, a Maryland limited partnership ("Borrower").


                                    Recitals


        WHEREAS, Borrower desires to borrow funds from Lender to enable Borrower to purchase from Combined Properties Limited Partnership promissory notes as hereinafter described; and

        WHEREAS, Lender desires to make funds available to Borrower for the foregoing purpose in an amount not to exceed $10 million in accordance with the terms and conditions provided herein.

        NOW THEREFORE, in consideration of the respective agreements of Lender and Borrower, the parties hereby agree as follows:

8. CERTAIN DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, as used herein, the following terms shall have the indicated definitions unless otherwise specifically defined herein:

                 (a) "Affiliate" or "Affiliated" shall mean a person or entity who is in control of, under common control with, or controlled by another person or entity. However, Lender and its subsidiaries (including Crown Books Corporation, Shoppers Food Warehouse Corporation, Total Beverage Corporation and Trak Auto Corporation) shall not be deemed to be Affiliated with any member of the Haft family for purposes of this Agreement.

                 (b) "Agreement and Consent" shall mean that certain Agreement and Consent dated of even or approximate date herewith executed by the Haft Parties for the benefit of Lender, as it may hereafter be amended.

                 (c) "Applicable Interest Rate" shall mean eight percent (8%) per annum, compounded annually.

                 (d) "Appraised Value" of a Property shall mean the appraised value of the applicable Property(ies) as if sold to a bona-fide third party in an arms-length transaction as encumbered by any then-existing financing that is to be assumed by a buyer or repaid, and without consideration of any costs, expenses or taxes payable upon a sale, which appraised value shall be determined by an MAI appraiser mutually acceptable to Lender and Borrower with at least ten years experience in the field with no personal or financial interest in Borrower, Lender or any Property. The appraiser shall be instructed to appraise the Property on an "as is" fair market value basis in conformance with the Code of Professional Ethics and Standards as set forth by the Appraisal Institute. Borrower shall pay the cost of such appraisal.

                 (e) "Arms-Length Sale" shall mean the sale of a Property or Properties to a person or entity not Affiliated with Borrower or Borrower's partners (or any of their respective Affiliates) at the time of such sale in an arms-length negotiated transaction.

                 (f) "Business Day" shall mean any day of the year on which commercial banks are not required or authorized to close in Maryland.

                 (g) "Environmental Reports" shall mean the following studies with respect to the Properties: (i) with respect to Sully Plaza, the Phase I Environmental Site Assessment for Sully Plaza, Lee Jackson Memorial Highway and Centerville Road, Chantilly, Virginia, MAC Project No. 96177, prepared by MAC Corporation of Virginia, dated October 15, 1996; (ii) with respect to Maryland City, the Phase I Environmental Site Assessment for Maryland City Plaza, Fort Meade Road and Red Clay Road, Laurel, Maryland, MAC Project No. 96179, prepared by MAC Corporation of Virginia, dated October 15, 1996; and (iii) with respect to Rolling Valley, the Phase I Environmental Site Assessment for Rolling Valley Mall, Old Keene Mill Road and Shiplett Boulevard, Burke, Virginia, MAC Project No. 96178, prepared by MAC Corporation of Virginia, dated October 15, 1996. There is no Environmental Report for 4600 Forbes Boulevard.

                                  (h)     "Equivalent Receipts" shall mean
non-cash receipts, and such non-cash receipts shall be valued in an amount equal to the net proceeds received upon disposition, or if the same are not disposed of by the end of the year in which such non-cash receipts are received, then at fair market value as of such date.

                 (i) "Existing Mortgages" shall mean: (i) with respect to Rolling Valley Mall, that certain Deed of Trust and Security Agreement and Assignment of Leases and Rents dated May 20, 1994 executed by Combined Properties Limited Partnership, a Maryland limited partnership, for the benefit of Rolling City securing a loan in the original principal amount of $18,500,000.00; (ii) with respect to Maryland City Plaza, that certain Deed of Trust and Security Agreement and Assignment of Leases and Rents dated May 20, 1994 executed by Combined Properties Limited Partnership, a Maryland limited partnership, for the benefit of Rolling City securing a loan in the original principal amount of $12,250,000.00; (iii) with respect to Sully Plaza, that certain Deed of Trust, Assignment of Rents and Security Agreement dated December 3, 1987 executed by Haft/Equities-Sully Plaza Limited Partnership, a Virginia limited partnership, for the benefit of Metropolitan securing a loan in the original principal amount of $11,000,000.00; and (iv) with respect to 4600 Forbes Boulevard, that certain Purchase Money Deed of Trust and Security Agreement dated December 10, 1990 executed by 4600 Forbes Boulevard Joint Venture, a District of Columbia general partnership, for the benefit of Combined Properties Incorporated securing a loan in the original principal amount of $8,100,000.00, as subsequently assigned to American National Insurance Company and amended in that certain Modification and Restatement of Deed of Trust and Security Agreement dated as of January 17, 1991.

                 (j) "4600 Forbes Boulevard" shall mean that certain land and improvements, together with all appurtenances thereto, located at 4600 Forbes Boulevard, Lanham, Maryland, such land being more particularly described on Exhibit G attached hereto, owned by 4600 Forbes Boulevard Joint Venture, a District of Columbia general partnership ("4600 Forbes Boulevard Joint Venture").

                 (k) "Gross Revenues" shall mean all money, gross income, consideration, Equivalent Receipts and other things of value received by, or paid to or for the account or benefit of Borrower or its agents (or 99% of those received by HESPLP and/or





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
MC/RVM Associates Limited Partnership, whichever is greater) from any and all sources with respect to the ownership, leasing, occupancy and operation of the Properties or any portion thereof or any interest therein, or any source other than a Property, calculated on the cash basis method of accounting applied on a consistent basis, including, without limiting the generality of the foregoing, the following: rentals (including base rentals, charge backs, percentage rent, additional rent pass-throughs, escalations, fees and charges for services) and all other payments made by lessees or occupants of the Properties (exclusive of security and other deposits made by lessees of space in the Properties deposited and maintained in separate escrow accounts until, and to the extent, actually forfeited); late charges and interest paid on rentals; payments for services; rentals, cash and other receipts from licenses, concessions, parking, vending machines and similar items; any payments by tenants of or on account of Qualified Expenses; other fees, charges or payments not deemed to be rental under a lease but paid for, or in connection with, the use of space in the Properties or any portion thereof; payments made as consideration, in whole or in part, for the cancellation, modification, extension or renewal of leases; actual cash proceeds received by Borrower and not applied to the repayment of any debt secured by a mortgage on the Properties or any part thereof from any insurance or condemnation award with respect to any damage or taking to all or any portion of the Properties (the amount of such proceeds applied toward restoration, however, shall be excluded from Gross Revenues); proceeds of rental value insurance and business interruption insurance; amounts paid by lessees of the Properties pursuant to escalation or other adjustment or pass-through provisions in their respective leases or on account of maintenance or service charges, taxes, assessments, utilities, air conditioning and heating, and other administrative, management, operating, leasing and maintenance expenses for the Properties; actual cash refunds of taxes received by Borrower; actual cash dividends on insurance policies received by Borrower; administrative fees paid to Borrower by or on behalf of lessees; and all other receipts of any kind whether similar or dissimilar to those enumerated above arising from or in connection with the ownership, leasing, occupancy or operation of the Properties or any portion thereof, which may directly or indirectly inure to the benefit of Borrower. As used herein, the terms "lease" and "lessee" shall be interpreted to include within Gross Revenues payments from or in respect of all use or occupancy agreements concerning the Properties or any portions thereof.

                 (l)     "Guarantors" shall mean RSH, RSH GP LLC and the HHH
Trust.

                 (m) "Guaranty" shall mean that certain Guaranty dated of even or approximate date herewith executed by RSH, RSH GP LLC and the HHH Trust, jointly and severally, for the benefit of Lender in connection with the Loan, as it may hereafter be amended.

                 (n) "Haft-family Loan" shall mean the outstanding principal amount, not to exceed Ten Million Dollars ($10,000,000), plus any accrued and unpaid interest earned thereon to the date hereof, evidenced by: that certain Subordinated Promissory Note, dated _____________, 1997, made by RSH to the order of Borrower in the original principal amount of $6,000,000, as endorsed to Combined Properties Limited Partnership, as further endorsed to Herbert H. Haft, held on a subordinated basis to the Loan; and that certain Series 1 Promissory Note, dated ____________, 1997, made by RSH to the order of Borrower in the original principal amount of $4,000,000, as endorsed to Combined Properties Limited Partnership, as further endorsed to Herbert H. Haft, as further endorsed to Gloria G. Haft, held on a pari passu basis with the Loan; such promissory notes and other loan documents relating thereto not to contain terms and conditions more favorable to the payee thereunder than the terms and conditions of the Loan Documents.

                 (o) "Haft Parties" shall mean HESPLP, MC/RVM Associates Limited Partnership, Borrower, RSH GP LLC, RSH, the HHH Trust, Combined Properties/Forbes Boulevard Limited Partnership, and CP/Forbes Boulevard, Inc., a District of Columbia corporation.

                 (p) "HCP Notes" shall mean those five (5) Promissory Notes, and all amendments, allonges, replacements, substitutions and refinancings thereof, payable to Capital Resources Limited Partnership, dated August 15, 1994, by the following makers in the specified amounts:

                         (i)  Charles County Associates Limited Partnership,
original principal amount of $1,381,629.00.

                        (ii) CP Acquisition Limited Partnership, original principal amount of $3,406,248.00.

                         (iii)  Combined Properties/Reseda Associates Limited
Partnership, original principal amount of $3,334,142.00.

                         (iv)  Arrow Lease Acquisition Limited Partnership,
original principal amount of $3,430,741.00.

                          (v)  CP Entities Limited Partnership, original
principal amount of $2,627,213.00.

Borrower represents and warrants that: the Promissory Note dated August 15, 1994 made by CP Acquisition II Limited Partnership to Capital Resources Limited Partnership in the original principal amount of $1,998,268.00; the Promissory Note dated August 15, 1994 made by Penn-Daw Associates Limited Partnership to Capital Resources Limited Partnership in the original principal amount of $452,945.00; the Promissory Note dated August 15, 1994 made by HESPLP to Capital Resources Limited Partnership in the original principal amount of $51,272.00; the Promissory Note dated August 15, 1994 made by 1751 Columbia Road Limited Partnership to Capital Resources Limited Partnership in the original principal amount of $298,479.00; the Promissory Note dated August 15, 1994 made by Combined Properties/Silver Hill Limited Partnership to Capital Resources Limited Partnership in the original principal amount of $1,200,616.00; and the Promissory Note dated August 15, 1994 made by Combined Properties/Forbes Boulevard Limited Partnership to Capital Resources Limited Partnership in the original principal amount of $337,764.00 have all been repaid, and the proceeds thereof invested in the properties owned by (or used to pay off debts owed by) the makers thereof, the other makers of the HCP Notes, and/or the Partnerships.

                 (q) "HESPLP" shall mean Haft/Equities-Sully Plaza Limited Partnership, a Virginia limited partnership.

                 (r) "Hazardous Substance" shall mean and include all hazardous or toxic substances, wastes or materials, any pollutants or contaminates (including, without limitation, friable asbestos, PCBs, petroleum products and by-products, and raw materials which include hazardous constituents), or any other similar substances, or materials which are included under or regulated by any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination, clean-up or disclosure, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, The Superfund Amendments and Reauthorization Act of 1986, The Resource Conversation and Recovery Act, The Toxic Substances

Control Act, and the Federal Insecticide, Fungicide and Rodenticide Act, as any of the foregoing has heretofore been or is hereafter amended.

                 (s) "HHH Trust" shall mean the Herbert H. Haft Tier II Irrevocable Trust 1997.

                 (t) "Loan Documents" shall mean collectively this Agreement, the Note, the Pledge Agreements, the Guaranty, the Agreement and Consent, the Negative Pledges, Uniform Commercial Code financing statements, the amendments to the management agreements referred to in Section 13(f) below, and the direct pay letters of even or approximate date herewith by Combined Properties Limited Partnership to RSH and to Capital Resources Limited Partnership regarding the Pledged Notes, as they may hereafter be amended, supplemented or otherwise modified from time to time, and any documents hereafter entered into and agreed by the parties to be a Loan Document.

                 (u) "Maryland City Plaza" shall mean that certain real property located in Laurel, Maryland more particularly described in Exhibit A attached hereto and incorporated herein, together with all improvements located thereon and appurtenances related thereto.

                 (v) "Maturity Date" shall mean (i) unless the Note shall be accelerated sooner pursuant to any provision hereof or thereunder or pursuant to any provision of any of the other Loan Documents, the date which is ten (10) years after the date of the Note, or (ii) if such acceleration occurs, the date of such acceleration.

                 (w) "Metropolitan" shall mean Metropolitan Life Insurance Company.

                 (x) "Negative Pledges" shall mean (i) that certain Restrictive Covenant executed by MC/RVM Associates Limited Partnership for the benefit of Lender, (ii) that certain Restrictive Covenant executed by HESPLP for the benefit of Lender, and (iii) that certain Restrictive Covenant executed by 4600 Forbes Boulevard Joint Venture, a District of Columbia general partnership, for the benefit of Lender, all of even or approximate date herewith, as any of them may hereafter be amended.

                 (y) "Net Operating Income" means Gross Revenues less the Qualified Expenses for the period of time involved.

                 (z)     "Net Property Value" shall mean:

                          (i) in the event of an Arms-Length Sale, the Net Sales Proceeds from such Sale;

                          (ii) in the event of a Sale which is not an Arms-Length Sale, the greater of (A) the Appraised Value of such Property(ies) less (I) the amount of all reasonable costs (including a real estate broker's commission, Virginia grantor's tax (with respect to the Properties located in Virginia), 1/2 of the transfer and recordation taxes (with respect to the Properties located in Maryland), recording charges and other reasonable and customary settlement charges) actually incurred by the applicable Partnership in connection with such Sale, and (II) all principal and interest owed by the applicable Partnership to the mortgagee(s) of such Property(ies), or
        (B) the Net Sales Proceeds of such Property(ies); or

                         (iii) solely for purposes of Section 4 of this Agreement, the Appraised Value of the Properties less (A) the amount of all reasonable costs (including a real estate broker's commission, title fees, transfer fees, recording charges and other reasonable and customary settlement charges) which would be incurred by the Partnerships if the Properties were sold, and (B) all principal and interest owed by the Partnerships to the mortgagees of the Properties.

                 (aa) "Net Sales or Refinancing Proceeds" shall mean the gross sales price or loan amount for any part or all of a Property(ies) (prior to adjustment for taxes, rents, expenses or any other matter) (together with the value of all other property or consideration received by a Partnership in connection with such Sale or Refinancing), together with all payments or other consideration paid to a Partnership, their respective general partners or any Affiliate in connection with such Sale or Refinancing (e.g. payments for noncompetition agreements or termination of a management agreement) less: (i) any real estate broker's commission payable by a Partnership to a non-Affiliated broker pursuant to such transfer (not to exceed reasonable market rates for purposes of this calculation); (ii) (A) in the case of a Refinancing or an Arms-Length Sale, the actual Maryland and/or Virginia recordation and transfer taxes paid by HESPLP or MC/RVM Associates Limited Partnership or half of those paid by 4600 Forbes Boulevard Joint Venture and
(B) in a non-Arms-Length Sale, the Virginia grantor's tax (with respect to Sale of the Properties located in Virginia) and/or 1/2 of the transfer and recordation taxes (with respect to the Sale of the Properties located in Maryland), and (C) in either case, the actual recording charges and other reasonable and customary settlement fees payable by HESPLP or MC/RVM Associates Limited Partnership or half of those paid by 4600 Forbes Boulevard Joint Venture pursuant to such transfer; (iii) all principal and interest owed at the closing by a Partnership to the Existing Mortgagee of such Property or to such other mortgagee as may hereafter be approved by Lender in accordance with the terms of this Agreement; (iv) loan commitment fees, points and reasonable mortgage brokers' fees payable to unrelated third parties incident to a Refinancing; (v) reasonable legal fees of the Partnerships incident to a Sale, and reasonable legal fees of the Partnerships and any lender's counsel incident to a Refinancing; (vi) market rate title insurance premiums and survey costs incident to a Refinancing; (vii) customary closing adjustments apportioning real estate taxes and utility bills; and (viii) the "disposition fee" and "mortgage brokerage fee" payable to Combined Properties Incorporated for its own account as shown on Exhibit K attached hereto.

                 (bb) "Note" shall mean that promissory note substantially in the form attached here as Exhibit B executed by Borrower in favor of Lender evidencing the indebtedness of Borrower to Lender, as it may hereafter be amended.

                 (cc) "Obligations" shall mean all duties, covenants and responsibilities due to Lender by Borrower with respect to the Loan and/or this Agreement.

                 (dd) "Partnerships" shall mean HESPLP, MC/RVM Associates Limited Partnership, and 4600 Forbes Boulevard Joint Venture.

                 (ee) "Pledge Agreements" shall mean (i) that certain Pledge and Assignment of Partnership Interests dated of even or approximate date herewith executed by Borrower for the benefit of Lender, (ii) those certain Pledges and Assignments of Partnership Interests dated of even or approximate date herewith executed by RSH for the benefit of Lender, (iii) that certain Pledge and

Assignment of Partnership Interests dated of even or approximate date herewith executed by the HHH Trust for the benefit of Lender, (iv) that certain Pledge and Assignment of Partnership Interests dated of even or approximate date herewith executed by RSH GP LLC for the benefit of Lender, (v) that certain Pledge and Assignment of Member Interests dated of even or approximate date herewith executed by RSH for the benefit of Lender, (vi) that certain Pledge and Assignment of Partnership Interests (CP/Forbes) by Combined Properties/Forbes Boulevard Limited Partnership for the benefit of Lender,
(vii) that certain Pledge and Assignment of Partnership Interests (CP/Forbes Inc.) dated of even or approximate date herewith executed by CP/Forbes Boulevard, Inc. for the benefit of Lender, (viii) that certain Pledge and Assignment of Stock dated of even or approximate date herewith executed by RSH for the benefit of Lender, and (ix) that certain Pledge Agreement (Debt Instruments) dated of even or approximate date herewith executed by Borrower for the benefit of Lender, as any of them may hereafter be amended.

                 (ff) "Pledged Notes" means those Promissory Notes payable to Combined Properties Limited Partnership (i) by RSH dated July 30, 1993 in the original principal amount of $10,118,687.00, and (ii) by Capital Resources Limited Partnership dated August 15, 1994 in the original principal amount of $13,017,529.00, as the same may hereafter be replaced, amended, restated or otherwise modified (no such replacement, amendment, restatement or other modification being permitted without Lender's consent in its sole and absolute discretion).

                 (gg) "Principal Amount" shall mean the aggregate unpaid principal balance of the Note at the time in question, including accrued but unpaid interest thereon.

                 (hh) "Property" shall mean any one or all of Rolling Valley Mall, Maryland City Plaza, Sully Plaza and/or 4600 Forbes Boulevard.

                 (ii) "Qualified Expenses" shall mean 99% of the expenses incurred in connection with the ownership, operation and maintenance of the Properties (other than 4600 Forbes Boulevard) as set forth below:

                         (i) the payment of all reasonable and normal operating expenses for the Properties, including (without limitation)
        (A) debt service payments to the Existing Mortgagees and other future mortgagees permitted by Section

        14(c) below or otherwise approved by Lender in accordance with the terms of this Agreement, (B) tax and other loan escrows, (C) tenant improvements and allowances to the extent not paid for from any reserves maintained under clause (E) below, (D) leasing commissions, management fees, accounting, legal and other professional fees to the extent not paid for from any reserves maintained under clause (E) below (provided, however, that to the extent any of the foregoing commissions or fees are to be paid to Combined Properties Incorporated, to any member of the Haft family, or to any Affiliate of any member of the Haft family, the commission or fee shall be in accordance with the schedule attached hereto as Exhibit K or in accordance with such other schedule, if any, proposed by Borrower as Lender may hereafter approve in its sole and absolute discretion), and (E) the establishment of reserves approved by any current mortgagee or Lender-approved future mortgagee, but such reserves shall not be less than $10.00 per square foot of vacant space then existing in the Properties and $7.00 per square foot of space attributable to leases at the Properties that terminate within twelve months from the date of any calculation of net cash flow, such reserves to be in the alternative (and not additive) and to be used only for the purposes set forth in clauses (C) and (D) above;

                         (ii) capital expenditures on the Properties, but only to the extent the same are not paid for from any reserve established under paragraph (i) above;

                         (iii) the distributions or repayments, but without interest or other return on investment, to partners in Borrower, HESPLP, or MC/RVM Associates Limited Partnership in the amount of any capital contributions or loans made to cover such reasonable and normal operating expenses at any of the Properties; and

                         (iv) distributions made by RSH in the ordinary course of business if such distributions are immediately recontributed to or loaned to HESPLP or MC/RVM Associates Limited Partnership, or to Borrower on their behalf, to cover other expenses that would otherwise be a Qualified Expense hereunder.

Subject to the foregoing clauses (i), (iii) and (iv), notwithstanding anything herein stated or implied to the contrary or provided in Borrower's partnership agreement or elsewhere, no preferential return or allocation or other payment, however called, payable to any member of the Haft family or to any Affiliate of the Haft family shall be a Qualified Expense or otherwise deducted from Gross Revenues in calculating Net Operating Income.

                 (jj) "Refinancing" shall mean any loan made to Borrower or any Partnership secured by a lien on a Property (other than an Existing Mortgage).

                 (kk)    "Rolling City" shall mean Rolling City Funding
Company.

                 (ll) "Rolling Valley Mall" shall mean that certain real property located in Burke, Virginia more particularly described in Exhibit C attached hereto and incorporated herein, together with all improvements located thereon and appurtenances related thereto.

                 (mm)    "RSH" shall mean Ronald S. Haft.

                 (nn) "RSH GP LLC" shall mean RSH GP LLC, a Delaware limited liability company, the sole general partner of Borrower.

                 (oo) "Sale" shall mean the sale or other transfer of all or any part of a Property.

                 (pp) "Sully Plaza" shall mean that certain real property located in Fairfax County, Virginia more particularly described in Exhibit D attached hereto and incorporated herein, together with all improvements located thereon and appurtenances related thereto.

        9.       PRINCIPAL REPAYMENT; MANDATORY PREPAYMENTS.

                 (a) Unless sooner paid, on the Maturity Date the entire outstanding Principal Amount of the Loan, together with all unpaid accrued interest, fees, costs and expenses secured by the Loan Documents and/or provided for therein or herein, shall be immediately due and payable without notice or demand.

                 (b) Upon the Sale or Refinancing of all or any part of a Property, Borrower shall make a mandatory prepayment to Lender in an amount equal to the Net Sales or Refinancing Proceeds.

                 (c) Borrower shall make mandatory prepayments on the Loan in an amount equal to any amounts paid to Borrower from the maker(s) of the Pledged Notes. Borrower shall instruct, and shall cause Combined Properties Limited Partnership to instruct, the makers of the Pledged Notes to make those payments directly to Lender. In the event Borrower or Combined Properties Limited Partnership receives such payments directly from the maker of the Pledged Note, such payments shall be forwarded to Lender within two (2) business days thereafter.

                 (d) Borrower shall make mandatory prepayments on the Loan from and after the fifth (5th) anniversary of the date hereof to the extent there is any Net Operating Income on a semi-annual basis.

                 (e) Borrower shall make mandatory prepayments on the Loan in an amount equal to any amounts prepaid to Borrower, to Combined Properties Limited Partnership and/or to Capital Resources Limited Partnership from the makers of the HCP Notes, less any proceeds that have: (i) been pledged to another creditor pursuant to Combined Properties Limited Partnership's confirmed plan of reorganization, or the confirmed plans of reorganization for the makers of the HCP Notes, in U.S. Bankruptcy Court for the District of Maryland, Case No. 95-1-3122-DK (Combined Properties Limited Partnership); Case No. 95-1-3101-DK (Charles County Associates Limited Partnership); Case No. 97-1-3200-DK (CP Acquisition Limited Partnership); Case No. 95-1-3098-DK (Combined Properties/Reseda Associates Limited Partnership); and Case No. 97-1-3198-DK (Arrow Lease Acquisition Limited Partnership); or (ii) been used for capital improvements, tenant lease-up or other customary operating expenses, or will be used as a reserve for a Qualified Expense pursuant to
Section 1(ai)(i)(E) above, at the Properties or at a property owned by any maker of an HCP Note or by Combined Properties Limited Partnership.

                 (f) Borrower shall make mandatory prepayments as set forth in the Pledge Agreements if the Forbes Buy/Sell (as defined therein) is invoked.

        10.      INTEREST RATE; INTEREST PAYMENTS.

                 (a) Commencing as of the date hereof and continuing until repayment in full of all sums due under this Agreement, the Principal Amount shall bear interest at the Applicable Interest Rate. Payments of interest only on the Principal Amount shall be payable to Lender on the first day of each calendar month from and after the date hereof.

                 (b) Notwithstanding Section 3(a) above, during the period commencing on the date hereof and ending on the date which is the fifth (5th) anniversary of the date of this Agreement, Borrower shall pay to Lender, on the first day of each calendar month, interest only on the Principal Amount at the rate of four percent (4%) per annum. The difference between the interest payable under Section 3(a) above and that paid under this subsection shall accrue and be added to the Principal Amount but without any interest thereon until such fifth (5th) anniversary. (By way of example and not of limitation, if no principal payments are made for the first five years, then: the difference between the earn rate under Section 3(a) above and the pay rate under this subsection is 8% - 4% = 4%/year; 4%/year times $10,000,000 = $400,000 of deferred accrued interest becoming principal, without further interest accruing, per year; $400,000/year times 5 years = $2,000,000 of additional principal; $10,000,000 of original principal + $2,000,000 of additional principal = an aggregate principal balance of $12,000,000 after 5 years, all of which thereafter bears interest and is payable at 8%/year per
Section 3(a) above.)

        11. ADDITIONAL INTEREST. Upon repayment of the Loan in full, whether before, on or after the Maturity Date (without hereby implying that the Loan will not be in default if not paid in full on the Maturity Date), Borrower shall pay to Lender, as "Additional Interest," an amount equal to the difference between (i) the amount that Lender would have received if the Applicable Interest Rate throughout the term of the Loan was eleven percent (11%) per annum, compounded monthly, and (ii) the amount of interest actually paid to Lender by Borrower with respect to the Loan; provided, however, the obligation to pay Additional Interest pursuant to the provisions of this Section shall be limited to the extent by which the Net Property Value exceeds
(x) the original Principal Amount plus accrued interest thereon at the Applicable Interest Rate plus (y) the original principal balance plus accrued interest thereon at a rate not to exceed the Applicable Interest Rate under all Haft-family Loans.

        12. LATE CHARGE. In the event that any payment due under the terms of this Agreement (except the payment due on the Maturity Date) is not received by Lender within five (5) days after the date such non-Maturity Date payment is due (inclusive of the date when due), Borrower shall pay to Lender on demand a late charge equal to five percent (5%) of such payment or the maximum rate provided by law. In the event that any payment due under the terms of this Agreement on the Maturity Date is not received by Lender within thirty (30) days after the Maturity Date (inclusive of the Maturity Date), Borrower shall pay to Lender on demand a late charge equal to five percent (5%) of such payment or the maximum rate provided by law.

        13. DEFAULT INTEREST RATE. Upon the occurrence of an Event of Default (hereinafter defined), all amounts due hereunder shall bear interest thereafter until such Event of Default is cured at a rate which is at all times equal to three percent (3%) per annum in excess of the rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time as Citibank N.A.'s base rate or prime rate (which is not necessarily the lowest rate offered to borrowers by Citibank, N.A.).

        14. PREPAYMENT. Borrower may prepay the Principal Amount in whole or in part, at any time or from time to time without premium or penalty.

        15. MANNER AND APPLICATION OF PAYMENTS. All payments on account of the Loan shall be paid in lawful money of the United States of America in immediately available funds, without offset, deduction or recoupment. All payments, including prepayments, made on account of the Loan, regardless of how the same may be designated by Borrower, shall be applied first to the payment of any late charge, costs, expenses and all other amounts (other than principal and interest) due hereunder, second, to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the outstanding Principal Amount; provided, however, if an Event of Default has occurred, Lender shall have the right to apply such payments in such order as Lender shall determine in its sole discretion. If any payment of principal, interest or other amounts to be made hereunder shall become due on a day other than a Business Day, such payment may be made on the next succeeding Business Day (unless the result of such extension of time would be to extend the date for such payment into another calendar month or beyond the Maturity Date; in any such event, payment shall be made on the Business Day immediately preceding the day on which such payment would otherwise have been due) and such extension of time shall in such case be included in computing the interest, if any, in connection with such payment.

        16. LOAN DOCUMENTS. The Obligations are evidenced by, secured by and guaranteed by the Loan Documents.

        17.      WAIVER.

                 (a) Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the Obligations (whether one or more hereinafter called an "Obligor") hereby jointly and severally waive, to the extent permitted by applicable law:

                         (i) presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of the Note and expressly agree that the Note or any payment thereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers;

                         (ii) to the extent allowed by law, the benefits of any law or rule intended for such Obligor's advantage or protection as an obligor hereunder or providing for such Obligor's release or discharge from liability hereon, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder, including, but not limited to, all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption or homestead law now provided or which may hereafter be provided by any federal or state statute or decision, including but not limited to exemptions provided by or allowed under the United States Bankruptcy Code both as to themselves personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the Obligations and any and all extensions, renewals and modifications hereof; provided, however, that the foregoing waiver shall not apply to any one homestead claimed by RSH in the State of Florida;

                         (iii) any and all defenses based on the failure of Lender to diligently collect the sums due hereunder;

                         (iv) all other defenses available to sureties and guarantors generally.

                 (b) Each Obligor (i) agrees that Lender, at any time or times, without notice to it or its consent, may grant extensions of time, without limit as to the number or the aggregate period of such extensions, for the payment of any principal or interest due hereon, or other accommodations with respect to the indebtedness evidenced hereby, and (ii) consents to all renewals, extensions, releases, restatements, rearrangements, or substitutions of security, in whole or in part, with or without notice, before or after maturity hereof and to all partial payments on the Loan, whether before or after maturity.

                 (c) No renewal or extension of the Note, no release of collateral securing repayment of the Note, and no delay in enforcement of the Note or in exercising any right, power or remedy hereunder or under any other Loan Document, provided by applicable law, or otherwise shall affect the liability of any Obligor.

        18. RECORDS; REPORTS AND AUDITS; MAINTENANCE OF RECORDS. Borrower shall keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting principles consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and the Partnerships in connection with their business. Lender, its agents, accountants and attorneys shall have the right from time to time upon three (3) Business Days prior notice at all times during regular business hours to examine such books, records and accounts at the office of Borrower or other person maintaining such books, records and accounts and to make copies or extracts thereof as Lender shall desire; provided, however, that so long as there shall not have occurred as Event of Default or other event, or condition which with the giving of notice or lapse of time, or both, would constitute an Event of Default, Lender shall not exercise such right more than three (3) times in any twelve (12) month period. Borrower will furnish Lender annually, within one hundred twenty (120) days next following the end of each fiscal year, with: (a) the audited income statements (containing a fully itemized statement of profit and loss and of surplus) and balance sheets of Borrower and each Partnership, and the cash flow statement in respect of the businesses for such fiscal year, all of which shall be certified by a certified public accountant reasonably satisfactory to Lender as having been prepared in accordance with generally accepted accounting principles consistently applied; (b) the balance sheet of each of the individual Guarantors for such fiscal year all of which shall be in form similar to those statements presented to Lender on or before the date hereof in connection with the making of the Loan; (c) a detailed rent roll for each Property (which shall include a list of all expiring leases and their respective dates of expiration); (d) a detailed operating budget with respect to the businesses for the current fiscal year; and (e) copies of the most recently filed federal and state tax returns of Borrower, each Partnership, and each of the individual Guarantors. Borrower shall furnish to Lender, within ten (10) days after request, such further detailed information covering the operation of the business and the financial affairs of Borrower and each Partnership, any partner of Borrower, and any Guarantor, as may be reasonably requested by Lender.

        19. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as of the date hereof:

                 (a) That Borrower is a duly organized and validly existing limited partnership under the laws of the State of Maryland and is duly qualified to transact business in the Commonwealth of Virginia; that the limited partnership agreement of Borrower dated __________, 1997, a true, correct and complete copy of which being attached hereto and incorporated herein as Exhibit E, has not been amended or modified; that the limited partnership certificate of Borrower dated ___________, 1997, as filed among the appropriate records of the jurisdiction of its organization, a true, correct and complete copy of which being attached hereto and incorporated herein as Exhibit F, has not been amended or modified; that all of the general partner interests in Borrower are owned by RSH GP LLC and are not subject to any lien, claim, option, pledge or other contract affecting the ownership thereof; that all of the limited partner interests in Borrower are owned by RSH and the HHH Trust, and, except as pledged as collateral for the Haft-family Loan, are not subject to any lien, claim, option, pledge or other contract affecting the ownership thereof.

                 (b) That Borrower is the owner of 99% of the partnership interests in HESPLP, the owner in fee simple of Sully Plaza, and MC/RVM Associates Limited Partnership, the owner in fee simple of Maryland City Plaza and Rolling Valley Mall, respectively, including any improvements and related appurtenances thereon located in the Commonwealth of Virginia and the State of Maryland, as more particularly identified in Exhibits D, A and C, respectively attached hereto and incorporated herein as Sully Plaza, Maryland City Plaza and Rolling Valley Mall; that 4600 Forbes Boulevard Joint Venture is the owner in fee simple of the premises, including any improvements and related appurtenances thereon located in the State of Maryland, as more particularly identified on Exhibit G as 4600 Forbes Boulevard; that possession has been peaceable and undisturbed, and to Borrower's knowledge the title thereto has never been disputed, questioned or rejected, nor does the undersigned know of any facts by reason of which said possession or title might be disturbed or questioned, or by reason of which any claim to the Properties or any part thereof or any interest therein adverse to Borrower or the Partnerships might arise or be set up; that no person, firm or corporation has any contract for the purchase of, or any claim to or against the Properties or any part thereof, and that the same are now free and clear of any and all taxes, encumbrances or liens by mortgage, deed of trust, judgment, decree, statute, levy under any execution, or by virtue of any proceedings by or against Borrower or a Partnership in any federal or state court or filed in the office of the clerk of any county in the Commonwealth of Virginia or the States of Delaware or Maryland or with the Recorder of Deeds for the District of Columbia, as appropriate, and of all other liens of every nature and description except as set forth on Exhibit H attached hereto and incorporated herein.

                 (c) That the chattels, fixtures, furniture, equipment and personalty in, upon and used in connection with the Properties are free and clear of any and all liens, claims and encumbrances of whatsoever kind or nature, except as set forth on Exhibit H attached hereto and incorporated herein.

                 (d) That Borrower and the Partnerships have fully complied with all material terms, conditions and covenants of all instruments affecting title to the Properties and chattels, have not received written notice of any default thereunder and, to the best of their knowledge, are not in any way in default thereunder.

                 (e) That there are no judgments or decrees or attachments or orders of any court or officer for the payment of money against Borrower or to which it is a party, unsatisfied or not canceled of record in any of the courts, or before any officer, of the United States or of the Commonwealth of Virginia and the States of Delaware and Maryland, or any suit or proceeding pending anywhere affecting Borrower and that any judgments found of record against any person under the name or names of Borrower are not against Borrower, but against another person or entity of similar name; that no proceedings in bankruptcy have been instituted by or against Borrower, nor has Borrower made an assignment or assignments for the benefit of creditors; that Borrower is solvent.

                 (f) That, except for work done in the ordinary course of business for which payment is to be made in the ordinary course of business, no work has been performed at or materials furnished to the Properties or any part thereof which may give rise to a claim or lien for materials supplied or for labor or services performed.

                 (g) That the execution, delivery and performance of the Loan Documents will not result in a violation or breach of or constitute a default under any court order, writ, judgment or decree issued by any competent judicial, quasi-judicial or other governmental body, agency or authority, and further will not result in a violation or breach of or constitute a default under any mortgage, contract, agreement or other instrument by which any party thereto (other than Lender) may be bound or by which any of its assets may be bound.

                 (h) That all persons who executed the Loan Documents (other than on behalf of Lender), including the Note evidencing the Loan, have the capacity and the authority to execute the Note and the other Loan Documents and to bind the parties thereto thereunder without further approvals or authorizations.

                 (i) That Borrower is acting with respect to the execution and performance of the Loan Documents solely in Borrower's own right as principal, and not as agent, broker, or attorney-in-fact or otherwise.

                 (j) That Borrower and the Partnerships have been and are presently engaged exclusively directly or indirectly in the business of real estate ownership, development and management with regard to the Properties.

                 (k) That the proceeds of the Loan will be used solely for the purpose of paying $10,000,000 to Herbert H. Haft in payment of certain promissory notes given to him in the Haft-family Loan and that, upon such payment being made, the outstanding principal, interest and other amounts under the Haft-family Loan will be no more than Ten Million Dollars ($10,000,000.00) plus any accrued but unpaid interest thereon.

                 (l) That, except as may be set forth on any title commitment listed on Exhibit L attached hereto, each Property consists of an integral land area, with no voids, slivers, strips or gores not owned in fee simple (including legal and equitable title) by the Partnerships and that there are no lapses or voids in the description of any Property.

                 (m) That there are no pending or, to Borrower's knowledge, threatened annexation or condemnation proceedings or other litigation or proceedings against or affecting any part or all of the Properties, except there is one pending road widening relating to Sully Plaza but it will not have a material adverse effect on Sully Plaza.

                 (n) That each Property is zoned as set forth on Exhibit I attached hereto and incorporated herein and that such zoning is in good standing and full force and effect and permits the current use of such Property (the "Current Use").

                 (o) That, to Borrower's knowledge, there are no pending or proposed ordinances, rules, regulations or other actions on the part of any governmental body, department or agency having jurisdiction over the Properties or any part thereof that would adversely affect the value of the Properties or the ability and right of the Partnerships to operate the Current Use on the Properties.

                 (p) That all applicable subdivision regulations, zoning ordinances and other applicable laws have been complied with in the Current Use on the Properties; and that all necessary building, use, sewer and other permits have been issued for the Current Use, and that such permits are in good standing and in full force and effect.

                 (q) That Borrower has not received any notice of, and to the best of Borrower's knowledge there are no, violations of any law, ordinance, or governmental regulation (including but not limited to building and zoning ordinances and regulations) restricting or regulating or prohibiting the occupancy, use or enjoyment of the Properties or regulating the character or dimensions or location of any improvement now erected on the Properties or any part thereof.

                 (r) That no notice has been received by Borrower or any of the Partnerships from any public authority or any insurance company of the existence of any condition or situation which required work to be done or other acts to be performed to cure an unsatisfactory condition with respect to the Properties or any part thereof which remains undone at the date hereof.

                 (s) That all licenses, permits and authorizations required from local utility companies or municipal authorities have been obtained to insure that necessary telephone, drainage, gas, and/or electric, sewer and water facilities are available to each Property in quantities sufficient for the Current Use of such Property.

                 (t) That, to the best of Borrower's knowledge, all utilities and drainage facilities are located on or contiguous to each Property, without the need for off-site easements across property other than such Property.

                 (u) That there exists adequate vehicular and pedestrian access to and from each Property, to and from all adjoining streets and roads without governmental prohibition or restriction, and without the requirement of further dedications for future widenings or of obtaining easement rights across property other than such Property.

                 (v) That there are no reciprocal parking agreements affecting the Properties or any part thereof except as shown on Exhibit H with respect to 4600 Forbes Boulevard, Lanham, Maryland.

                 (w) That, except as disclosed in the Environmental Reports or to the extent the same does not involve reportable quantities under applicable law: the Partnerships have never used, processed, released, discharged, generated, stored or disposed of any Hazardous Substance (hereinafter defined) on, under or about the Properties or any part thereof or from the Properties or any part thereof to any other location; to Borrower's knowledge no Hazardous Substances have been used, processed, released, discharged, generated, stored or disposed of on the Properties or any part thereof by any other person or entity except as customarily done by tenants in the normal course of business and in compliance with applicable law; and to Borrower's knowledge no Hazardous Substances are currently located on the Properties or any part thereof.

                 (x) That the Loan has been duly guaranteed by the Guarantors pursuant to the Guaranty; that except as set forth on Exhibit J attached hereto and incorporated herein, there are no judgments or decrees or attachments or orders of any court or officer for the payment of money against the Guarantors, or any of them, or to which the Guarantors, or any of them, are a party which are unsatisfied or not cancelled of record in any of the courts, or before any officer, of the United States or of the States of Maryland and Delaware, the District of Columbia and the Commonwealth of Virginia, or in any suit or proceeding pending anywhere affecting the Guarantors, or any of them, and that any judgments found of record against any person or entity under the name or names of the Guarantors, or any of them, and not listed on Exhibit J are not against the Guarantors, but against another person or entity of similar name; that no proceedings in bankruptcy have been instituted by or against the Guarantors, or any of them, nor have the Guarantors, or any of them, made an assignment or assignments for the benefit of creditors; that the individuals comprising the Guarantors are solvent.

        20. COVENANTS OF BORROWER. Borrower covenants and agrees with Lender as follows:

                 (a) Borrower shall maintain in good standing its existence, franchises, rights and privileges under the laws of the jurisdiction of its organization and its rights to transact business in the State of Maryland and the Commonwealth of Virginia. Borrower shall not, and shall not permit the Partnerships or Combined Properties/Forbes Boulevard Limited Partnership or CP/Forbes Boulevard, Inc. to, dissolve, terminate or otherwise dispose, directly or indirectly or by operation of law, of all or substantially all of its or their assets except as set forth in Section 14(b) below or in any other Loan Document to which Combined Properties/Forbes Boulevard Limited Partnership or CP/Forbes Boulevard, Inc. is a party, or, without giving Lender at least sixty (60) days prior written notice, change its or their legal structure or name. Borrower shall not admit, or allow any of the Partnerships or Combined Properties/Forbes Boulevard Limited Partnership to admit, any new partner therein, nor shall Borrower allow any new shareholder in CP/Forbes Boulevard, Inc. or any new member in RSH GP LLC. Borrower shall not amend its, nor permit the amendment of the Partnerships' or Combined Properties/Forbes Boulevard Limited Partnership's partnership agreements (or their limited partnership certificates) in any way that could adversely affect (i) Borrower's ability to repay the Loan or perform its other obligations under the Loan Documents, (ii) the collateral pledged under the Loan Documents or (iii) Lender's rights and remedies under the Loan Documents, without the prior written consent of Lender.

                 (b) Borrower will comply with all covenants, obligations and restrictions set forth in the Existing Mortgages or any Refinancing thereof, including, but not limited to, the covenants regarding maintenance and repair, payment of taxes and assessments, insurance requirements, and compliance with applicable laws.

                 (c) Borrower will provide Lender with a copy of any notice of default received by Borrower from the holder of any mortgage encumbering the Properties or any portion thereof within two (2) Business Days after receipt thereof by Borrower.

                 (d) Borrower shall make the capital expenditures contemplated by the terms of the bankruptcy plans of reorganization applicable to each Property as and when required thereunder, as such plans of reorganization have been approved by Lender.

                 (e) Borrower shall comply and shall cause the Partnerships to comply in all material respects with all covenants and obligations of the landlord set forth in all leases of space in the Properties or any portion thereof.

                 (f) Borrower shall cause the Partnerships to amend their existing respective management agreements with Combined Properties Incorporated to provide (or enter into new management agreements with Combined Properties Incorporated providing) that, if Lender or any successor to Lender (whether at foreclosure sale or otherwise) gains control of any such Partnership, the management agreement between that Partnership and Combined Properties Incorporated may be terminated by that Partnership without cause and without payment of any termination fee or penalty of any type on not less than thirty
(30) days written notice to Combined Properties Incorporated. The foregoing does not supersede the rights of any mortgagee under an Existing Mortgage.

                 (g) Borrower shall cause Capital Resources Limited Partnership to amend the HCP Notes made by HESPLP and by Combined
Properties/Forbes Boulevard Limited Partnership to provide that if Lender or any successor to Lender (whether at foreclosure sale or otherwise) gains control of either of such partnerships, the HCP Note made by that partnership shall automatically be deemed cancelled and all debt evidenced thereto or incurred pursuant thereto forgiven.

        21. NEGATIVE COVENANTS OF BORROWER. Borrower covenants and agrees with Lender that it shall not:

                 (a) Terminate, cancel, amend, modify or otherwise alter any of the management agreements related to the Properties entered into with Combined Properties Incorporated without the prior written consent of Lender (except pursuant to a plan of reorganization approved by Lender) or enter into a new management agreement affecting one or more of the Properties without the prior written consent of Lender.

                 (b) Permit the Partnerships to, whether voluntarily or involuntarily, sell, grant, convey, assign or otherwise transfer, by operation of law or otherwise, the Properties or any part thereof, without the prior written consent of Lender except as an Arms-Length Sale to an unrelated third party with the Net Sales Proceeds being paid to Lender or, in the absence of an Arms-Length Sale, with the Net Property Value under Section 1(y)(ii) above being paid to Lender.

                 (c) Permit the Partnerships to enter into a Refinancing with respect to the Properties or any part thereof without the prior written consent of Lender unless such refinancing is on commercially reasonable terms (including, without limitation, requiring regular principal amortization, not containing any participation or equity kicker, and otherwise being made on such terms as life insurance companies are making permanent mortgage loans on the date hereof), at market rates, and is structured in such a way so as to not adversely prejudice Lender's interests with the Net Refinancing Proceeds being paid to Lender. In no event shall any second mortgage financing be permitted. Borrower shall not and shall not permit the Partnerships to permit any lien, encumbrance, charge, assessment or imposition (other than the Existing Mortgages or such permitted Refinancing) to become due and payable out of or in respect of, or become a lien on, the Properties or any part thereof without the prior written consent of Lender.

                 (d) Permit any Partnership to enter into any new lease with respect to more than 50,000 square feet of space in the Properties or any portion thereof without the prior written consent of Lender.

                 (e) Permit or allow, or permit or allow the Partnerships to permit or allow, any Hazardous Substance to (i) affect, (ii) be generated on or deposited upon, (iii) be incorporated into, (iv) be transported to or from, or (v) be stored on the Properties or any portion thereof, except as customarily done by tenants in the normal course of business and in compliance with applicable law; provided, however, that Borrower shall not be in default of this subsection if a non-Affiliate does any of the foregoing without Borrower's knowledge or with Borrower's knowledge but Borrower is unable to prevent it.

                 (f) Prepay any Haft-family Loan without the prior written consent of Lender except when required to do so by the terms of the loan documents applicable to that Haft-family Loan.

                 (g) Nor shall Borrower permit any Partnership or any partner of any Partnership to indemnify or guaranty the obligations of any third party except as specifically contemplated by the Loan Documents.

                 22. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under this
Agreement:

                 (a) Lender has not actually received any payments (other than payments due on the Maturity Date) due and payable by Borrower to Lender under the terms of this Agreement including, but not limited to, payments of principal and interest (including Additional Interest), within five (5) days after giving written notice to Borrower that any such payment is overdue; provided, however, that Lender need not give such notice more than two (2) times in any calendar year and thereafter during any calendar year an Event of Default shall exist if Lender has not actually received any payments (other than payments due on the Maturity Date) due and payable by Borrower to Lender under the terms of this Agreement including, but not limited to, payments of principal and interest (including Additional Interest), within five (5) days after the date due;

                 (b) Lender has not actually received all payments due and payable at the Maturity Date, including, but not limited to, the Principal Amount, accrued interest thereon and Additional Interest;

                 (c) failure of Borrower to perform, observe or comply with any non-monetary agreement, covenant or promise made under this Agreement or under any of the other Loan Documents and not covered elsewhere in this section if such failure continues beyond any applicable notice and cure period set forth elsewhere in this Agreement or the Loan Documents or, if no notice and cure period is specified, if such failure continues for more than thirty (30) days after written notice thereof is given to Borrower; provided, however, that no Event of Default shall exist if such failure is not reasonably capable of being cured in such thirty (30) day period but Borrower begins its cure within such period and thereafter diligently prosecutes such cure to successful completion within an additional sixty (60) day period;

                 (d) the occurrence of a default or an event of default by any party other than Borrower under the terms and conditions of any of the other Loan Documents (including, without limitation, the Guaranty), which default or event of default remains uncured beyond any applicable grace and/or cure period provided therefor;

                 (e) if Borrower has made any representation or warranty in this Agreement or any other Loan Document that contains any untrue statement of a material fact or omits a material fact necessary to make such representation or warranty not misleading in a material and adverse manner;

                 (f) if Borrower or any Partnership sells, assigns, transfers, pledges or encumbers, or allows to be sold, assigned, transferred, pledged or encumbered, any interest or asset subject to the liens granted to Lender under any other Loan Documents, except as may be expressly permitted by this Agreement, without the prior written consent of Lender;

                 (g) the occurrence of any default under any other borrowing if the result of such default would permit the acceleration of the maturity of any note, loan or other agreement between Borrower or any Partnership and any person other than Lender;

                 (h) the filing of any petition or relief under the United States Bankruptcy Code or any similar Federal or State statute by Borrower or the failure of Borrower to generally pay its debts as such debts become due;

                 (i) the filing of any petition or relief under the United States Bankruptcy Code or any similar Federal or State statute against Borrower which is not discharged or dismissed within sixty (60) days after institution thereof;

                 (j) the making of any application for the appointment of a receiver for, or of a general assignment for the benefit of creditors by, or the insolvency of, Borrower;

                 (k)     the dissolution of Borrower;

                 (l) if any execution or attachment is levied against any property of Borrower or any Partnership, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied; or

                 (m) unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than $300,000.00 against Borrower or any Partnership and the failure by Borrower or such Partnership to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

        23.      REMEDIES.

                 (a) Upon the occurrence of an Event of Default, at the option of Lender all amounts payable by Borrower to Lender under the terms of this Agreement shall immediately become due and payable by Borrower to Lender without notice to Borrower or any other person, and Lender shall have all of the rights, powers and remedies available under the terms of this Agreement, any of the other Loan Documents and all applicable laws.

                 (b) If Lender exercises its remedies under this Agreement or any other Loan Document, then, notwithstanding anything to the contrary contained in any Loan Document or in any partnership agreement or certificate of limited partnership, certificate or articles of incorporation, operating agreement or other organizational document of any signatory to any Loan Document, or in any agreement between members of the Haft family or their Affiliates, whether or not disclosed to Lender before the making of the Loan, neither Lender nor any entity that is or comes under the control of Lender shall be bound to make any distributions, allocations, or other payments to any member of the Haft family or any Affiliate of any member of the Haft family under any such document or agreement, or be bound to protect the tax position of any member of the Haft family or any Affiliate of any member of the Haft family. The foregoing includes, without limitation, any obligation of RSH, Borrower or any partner in Borrower to protect Herbert H. Haft's tax position with respect to Borrower or any of its assets.

        24.      EXPENSES; INDEMNIFICATION.

                 (a) Borrower promises to pay to Lender on demand by Lender all reasonable costs and expenses incurred by Lender in connection with the collection and enforcement of this Agreement or any portion thereof or the enforcement of any other Loan Document, including, without limitation, all reasonable attorneys' fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any Guarantor or endorser or any other person primarily or secondarily liable hereunder.

                 (b) Borrower shall defend, indemnify and hold Lender harmless from and against all fines, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Lender by reason of any matter whatsoever relating to this Agreement, the Loan Documents and/or the Properties or the use, non-use or condition of any thereof (except to the extent caused by the gross negligence or willful misconduct of Lender or its agents) and/or by reason of any failure by Borrower to perform any Obligations.

                 (c) Borrower agrees to indemnify and hold Lender harmless from and against all fines and penalties and liabilities, including all foreseeable and unforeseeable consequential damages and any other damages, costs, and losses, including reasonable attorneys fees, directly or indirectly and in whole or in part arising out of or attributable to Hazardous Substances existing beneath or on the surface of the Properties or any part thereof at any time or the migration thereof within or from the Properties at any time, including, without limitation, the cost of any remedial, removal, response, abatement, clean-up, investigative and monitoring costs and any other related costs and expenses. If any action, suit or other proceeding is brought against Lender by reason of any such occurrence, Lender shall have the right, at Borrower's expense, to defend against such proceeding or require Borrower, at Borrower's expense, to defend such proceeding by counsel designated by Lender.

                 (d) The provisions of this Section shall survive repayment of the Loan.

        25. SECURITY; GUARANTY. The Loan is secured by, among other things, the Pledge Agreements and is guaranteed by the Guaranty.

        26. REMEDIES CUMULATIVE. Each right, power, and remedy of Lender as provided for in this Agreement or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or any of the other Loan Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers, or remedies. No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Agreement, Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Agreement or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No provision hereof may be waived or modified orally, but all such waivers or modifications shall be in writing, expressly waiving or modifying such provision and signed by the party against whom enforcement of any waiver or modification is sought. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Agreement.

        27. GOVERNING LAW; CONSENT TO JURISDICTION. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland, without regard to conflicts of laws, as the same may be in effect from time to time. Borrower irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in the State of Maryland or in the State of Delaware over any suit, action, or proceeding arising out of or relating to this Agreement or any other Loan Document. Borrower hereby agrees that Lender shall have the option, in its sole discretion, to lay the venue of any such suit, action or proceeding in any of the aforementioned courts. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Borrower agrees that a final judgment (for which there is no more right of appeal) in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon Borrower.

        28.      SERVICE OF PROCESS.

                 (a) Borrower hereby irrevocably designates and appoints RSH as Borrower's authorized agent to accept and acknowledge on Borrower's behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Agreement or any other Loan Document in any state or federal court sitting in the State of Maryland or in the State of Delaware. If such agent shall cease so to act, Borrower shall irrevocably designate and appoint without delay another such agent satisfactory to Lender and shall promptly deliver to Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

                 (b) Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Agreement or any other Loan Document by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the agent hereinabove designated and appointed by Borrower as Borrower's agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in this Agreement shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Agreement will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any other jurisdiction or jurisdictions. Initiating such proceeding or taking such action in any other jurisdiction or state shall not, however, constitute a waiver of the agreement contained herein that the laws of the State of Maryland shall govern the rights and obligations of the parties hereunder.

        29. NOTICE. Any notice, request, or demand to or upon Borrower or Lender shall be in writing and shall be deemed given upon receipt (refusal to accept delivery or inability to make delivery because of an incorrect or outdated address provided by the intended recipient constituting receipt) addressed as follows, unless any such address is changed by written notice hereunder:

                 If to Lender:               Dart Group Corporation
                                             3300 75th Avenue
                                             Landover, Maryland  20875
                                             Attn:  President
                                                       and
                                             Attn:  General Counsel

                 with a copy to:             Kenneth J. Ayres, Esq.
                                             Jones, Day, Reavis & Pogue
                                             1450 G Street, N.W.
                                             Washington, D.C.  20005-2088

                 If to Borrower:             c/o Mr. Ronald S. Haft
                                             58 La Gorce Circle
                                             Miami Beach, Florida  33141

                 with a copy to:             Jay Lefkowitz, Esq.
                                             Kirkland & Ellis
                                             655 15th Street, N.W.
                                             Washington, D.C.  20005

        30. INVALIDITY OF ANY PART. If this Agreement or any other Loan Document or any one or more of the provisions contained in this Agreement or any other Loan Document should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired. Notwithstanding the foregoing, if interest in excess of such maximum legal rate of interest permitted to be charged Borrower under applicable laws shall be paid or payable hereunder, then the rate imposed hereunder shall be reduced to such maximum legal rate, and if from any circumstances Lender shall ever receive as interest an amount which would exceed the maximum lawful rate, such amount which would be deemed excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

        31. COMMERCIAL PURPOSES. Borrower represents, covenants and warrants that the use of the proceeds of the Loan is a business or commercial purpose and not a household or consumer purpose, that the Loan is not secured by residential real property, and that the Loan is a "commercial loan" as defined in Section 12-101(c) of the Commercial Law Article of the Annotated Code of Maryland.

        32.      MISCELLANEOUS.

                 (a) This Agreement and the documents and instruments delivered pursuant hereto inure to the benefit of, and shall be binding upon, the respective heirs, executors, administrators, successors and assigns of Borrower and Lender. Any reference to any partnership, limited liability company, trust, corporation or other entity, or to any natural person, shall also be deemed to be a reference to its successors, assigns, heirs, or personal representatives. Without limiting the generality of the foregoing, Lender shall have the right to sell, transfer and/or assign this Agreement and the other Loan Documents without the consent of Borrower.

                 (b) Time is of the essence as to each of the provisions hereof.

                 (c) When the context or construction of the terms of this Agreement so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Agreement.

                 (d) This Agreement and the other Loan Documents set forth the entire understanding of the parties hereto and supersede all prior agreements between them with respect to the subject matter hereof and all prior negotiations between the parties are merged in this Agreement and the other Loan Documents, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth.

                 (e) No waiver of any of the provisions of this Agreement or any other agreement referred to herein shall be valid unless in writing and signed by the party against whom it is sought to be enforced. The waiver by any party hereto of any matter provided for herein shall not be deemed to be a waiver of any other matter provided for herein.

                 (f) This Agreement may be amended only by a written agreement executed by the parties hereto.

                 (g) Notwithstanding the entry of any judgment under or in connection with this Agreement, the outstanding principal balance of the Loan shall continue to bear interest at the applicable rate or rates of interest provided for in this Agreement unless required by law to bear a lower rate of interest.

                 (h) This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                 (i) The headings in this Agreement and the headings in the exhibits hereto are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement. Unless otherwise specified, references in this Agreement to sections or exhibits are references to sections of or exhibits to this Agreement.

                 (j) Whenever this Agreement or any other Loan Document requires a party to act reasonably, to not unreasonably withhold its consent, to pay reasonable costs, expenses or fees, or otherwise uses or implies a "reasonableness" standard and the parties disagree over whether such standard has been met, the party challenging the reasonableness of the other party's actions or challenging any cost, expense or fee charged to it or levied on it shall have the burden of proof of proving the unreasonableness thereof and the standard of proof shall be a "clearly erroneous" standard, which shall mean a standard higher than the usual civil "preponderance of the evidence" or "more likely than not" standard but lower than a criminal "beyond a reasonable doubt" standard.

        33. CONFESSION OF JUDGMENT. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST BORROWER IN FAVOR OF

LENDER FOR AND IN THE AMOUNT OF THE OUTSTANDING PRINCIPAL AMOUNT, ALL INTEREST ACCRUED AND UNPAID THEREON, INCLUDING ADDITIONAL INTEREST, ALL OTHER AMOUNTS PAYABLE BY BORROWER TO LENDER UNDER THE TERMS OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND COSTS OF SUIT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT.

        34. WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH IT AND LENDER MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT, THE LOAN OR THE LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

        35. REPRESENTATIONS OF BORROWER. BORROWER REPRESENTS AND WARRANTS THAT THE WAIVER OF TRIAL BY JURY AND THE CONFESSION OF JUDGMENT CONTAINED HEREIN ARE KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR AGREEMENTS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THE WAIVER OF TRIAL BY JURY OR CONFESSION OF JUDGMENT OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THE WAIVER OF TRIAL BY JURY AND THE CONFESSION OF JUDGMENT BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THE WAIVER OF TRIAL BY JURY AND THE CONFESSION OF JUDGMENT WITH SUCH COUNSEL.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by its duly authorized member(s), partner(s) or officer(s), as the case may be, as of the date first written above.


                                  BORROWER:
                                  HHH/RSH TIER II LIMITED PARTNERSHIP

WITNESS:                          By: RSH GP LLC, its General Partner


                                  By:                        (Seal)
--------------------                  -----------------------
                                      Ronald S. Haft
                                      Manager and Sole Member


                                  LENDER:
ATTEST:                           DART GROUP CORPORATION


                                  By:                        (Seal)
--------------------                  -----------------------
                                      Name:
                                      Title:

STATE OF ______________               *
                                      *      TO WIT:
COUNTY OF _____________               *


        The undersigned, a Notary Public in and for the jurisdiction aforesaid, does hereby certify that Ronald S. Haft, being authorized to do so, has executed the foregoing and annexed document on behalf of Borrower as the act and deed of Borrower, for the purposes therein contained by signing the name of Borrower in the capacity set forth above as the authorized general partner thereof.

        GIVEN UNDER MY HAND AND OFFICIAL SEAL this ___  day of
____________, 1997.




                                           --------------------------------
                                           Notary Public


My Commission Expires:
                        --------------
[NOTARIAL SEAL]

STATE OF ______________               *
                                      *      TO WIT:
COUNTY OF _____________               *


        The undersigned, a Notary Public in and for the jurisdiction aforesaid, does hereby certify that ____________________, being authorized to do so, has executed the foregoing and annexed document on behalf of Lender as the act and deed of Lender, for the purposes therein contained by signing the name of Lender in the capacity set forth above.


        GIVEN UNDER MY HAND AND OFFICIAL SEAL this ___  day of
____________, 1997.




                                           --------------------------------
                                           Notary Public


My Commission Expires:
                        --------------
[NOTARIAL SEAL]

                                   EXHIBIT B
                                PROMISSORY NOTE


$10,000,000.00                                             _____________, 1997



        FOR VALUE RECEIVED, the undersigned, HHH/RSH TIER II LIMITED PARTNERSHIP, a Maryland limited partnership (the "Borrower"), promises unconditionally to pay to the order of DART GROUP CORPORATION, its successors and assigns (the "Lender," which term shall mean the holder at any particular time of this Note), the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Loan") on the Maturity Date as defined in the Loan Agreement or as otherwise provided in the Loan Agreement.

        Borrower agrees to pay interest on the Loan from the date of the Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement referred to below.

        Both principal and interest are payable on the date when due in lawful money of the United States of America to Lender at 3300 75th Avenue, Landover, Maryland 20785 or at such other place, either within or without the State of Maryland as Lender may from time to time designate.

        Borrower hereby waives presentment, demand, protest and any notice of any kind and agrees to pay all amounts of principal of and interest on this Note without setoff, deduction counterclaim or defense of any kind.

        This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement of even or approximate date herewith (the "Loan Agreement"), between Borrower and Lender, and the Guaranty and the other Loan Documents as defined in the Loan Agreement referred to therein and entered into pursuant thereto. The Loan Agreement, among other things, (i) provides, subject to the conditions set forth therein, for the making of the Loan by Lender to Borrower, the indebtedness of Borrower resulting from such Loan being evidenced by a promissory note, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified and (iii) provides for the Loan to be secured by collateral in accordance with the provisions of the Loan Agreement and the other Loan Documents.

        This Note shall be governed by and construed in accordance with the laws of the State of Maryland without regard to conflicts of laws, and has been duly executed and delivered for value by Borrower.


                                  HHH/RSH TIER II LIMITED PARTNERSHIP

WITNESS:                          By: RSH GP LLC, its General Partner


                                  By:                        (Seal)
--------------------                  -----------------------
                                      Ronald S. Haft
                                      Manager and Sole Member

                                                                       EXHIBIT D

                    CONTRIBUTION AND SUBORDINATION AGREEMENT

        THIS CONTRIBUTION AND SUBORDINATION AGREEMENT (this "Agreement"), dated __________ __, 1997, is made by and among, Dart Group Corporation, A Delaware corporation ("Dart"), HHH/RSH Tier II Limited Partnership, a Maryland limited partnership (the "Retained Partnership"), Ronald S. Haft (RSH"), Herbert H. Haft ("HHH"), the Releasing Guarantors listed on Schedule 1 hereto and the Released Guarantors listed on Schedule 2 hereto.

                                    Recitals

A. It is contemplated that Dart may make a $10 million loan (the "RSH/HHH Loan") pursuant to the RSH/HHH Loan Agreement (as such term is defined in the Settlement Agreement dated as of August 18, 1997, among Dart, certain Affiliates of Dart, Robert M. Haft, Gloria G. Haft and Linda G. Haft (the "Settlement Agreement")), repayment of which would be secured in party by, among other things, all of HHH and RSH's rights, title and interest in and to the Collateral (as defined in Section 2(a) of this Agreement) and the Retained Partnership.

B. All of the parties to this Agreement, except Dart and the Retained Partnership, are parties to an Indemnification Agreement, dated as of July 31, 1994 (the "Indemnification Agreement"), under which HHH and RSH agreed to indemnify Robert M. Haft ("RMH"), Gloria G. Haft ("GGH") and Linda G. Haft ("LGH") and collectively "RGH") with respect to, among other things, "all claims . . . made or incurred by, or asserted against, any of [RGL]" in connection with all liabilities or obligations that RMH, LGH or GGH may have in connection with "all partnership, corporate and individually held interest of the Haft Family in that collection of entities, through which the Haft Family owns, operates or manages their privately held warehouses (the
        "Combined Entities") . . . ."   The Combined Entities, which include
        guaranteed these indemnification obligations of HHH and RSH to RGL. Each of the Combined Entities has certain rights to seek contribution from the other Combined Entities in the event that it pays more than its share of any of the guaranteed indemnification obligations.

C. If Dart makes the RSH/HHH Loan, the Retained Partnership, pursuant to the terms and provisions of that certain Retained Partnership Guaranty, will become a Guarantor under the Indemnification Agreement.

D. Dart is unwilling to make the RSH/HHH Loan unless the Releasing Guarantors (1) release all rights of contribution they may have against the Released Guarantors, and (2) subordinate any claims they now have, or may hereafter have in the Collateral to the claims of Dart.

                                   Agreements

        NOW THEREAFTER, to induce Dart to enter into the RGL Settlement Agreement, to enter into the RSH/HHH Loan Agreement and to make the loans contemplated thereunder, the parties hereto hereby agree as follows:

        1. Release of Released Guarantors. Each of the Releasing guarantors irrevocably and unconditionally hereby releases each of the Released Guarantors from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorney's fees and lawsuits of every kind and description whatsoever, in law or equity, whether known or unknown, for contribution, or otherwise (a "Claim") under, or in connection with, the Indemnification Agreement, that certain Settlement Agreement dated as of August __, 1997 between RSH and HHH, and any other agreements pursuant to which any of the Released Guarantors are jointly, severally, or jointly and severally liable in any respect to HHH, RSH, RMH, GGH, LGH or any entity directly or indirectly controlled by one or more of such persons.

        2.       Subordination of Claims.

                 (a) Subordination of Claims. Any Claim, however arising, which any Releasing Guarantor may now or hereafter have in or against or with respect to any of the Collateral shall be subject, junior and subordinate to any Claim that Dart or any affiliate of Dart now or hereafter has against the Guarantors for, or with respect to any Collateral for, the obligations owing to Dart under the RSH/HHH Loan and to any unsecured Claim or Dart or any affiliate of Dart against any Guarantor or the Retained Partnership to the extent that Dart or such affiliate has any secured or unsecured Claims arising in connection with or relating to the RSH/HHH Loan. The term "Collateral" shall mean: (i) all general and limited partnership interest or shares in Combined Property/Forbes Limited Partnership, CP/Forbes Boulevard, Inc., Haft/Equities-Sully Plaza Limited Partnership, Combined Property/Ontario Limited Partnership and 3301 Pennsy Drive Associates Limited Partnership (collectively, the "Collateral Entities"); and (ii) all property of and interests in the property of the Collateral Entities and of the Retained Partnership, whenever acquired and wherever located, that is collateral security for the indebtedness to Dart arising under the RSH/HHH Loan, including, without limitation, any direct or indirect interests in the Rolling Valley, Maryland City and Sully shopping centers and the 4600 Forbes Boulevard office building (but excluding any other property or interest of RSH, HHH or of the Releasing guarantors that may hereafter be acquired by any of the Collateral Entities or the Retained Partnership, if and to the extent such acquisition was for less than fair value.

                 (b) Extent of Subordination. The subordinations and priorities specified herein are applicable irrespective of the time, manner or order of attachment or perfection of any security interest in the Collateral, or the time or order of filing of any financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of any purchase money security interest or other security interest. Such subordinations and priorities shall remain effective notwithstanding the amendment or modification of the documents governing the FSH/HHH Loan or governing the grant of any security interest in the Collateral to secure repayment of the indebtedness arising under the RSH/HHH Loan or the commencement of a case by or against either Dart of any obligor under the RSH/HHH Loan under Title 11 of the United States Code or any similar insolvency or moratorium laws; except that such subordination shall not be effective to the extent that Dart hereafter increases the principal amount owing under the RSH/HHH Loan or extends the maturity date thereof.

                 (c) Standstill. Until all of the obligations owed to Dart, or any affiliate of Dart, under the HHH/RSH Loan have been paid in full, no Releasing Guarantor shall accept any payment from the Retained Partnership or any entity constituting (or the partnership interest in which, or capital stock of which, constitute) a part of the Collateral. Each Releasing Guarantor agrees to refrain from taking any action against the Collateral unless it shall have obtained Dart's prior written consent or Dart shall have been repaid in full for all amounts owing under the RSH/HHH Loan. No Releasing Guarantor shall obtain or take any action to obtain any judgment under which it could attach or seize any of the Collateral in any way until Dart shall have been repaid in full for all amounts owing under the RSH/HHH Loan. If, prior to the repayment in full of the RSH/HHH Loan, an RGH Release Party has been granted or otherwise obtains possession of Collateral then, in addition to any obligations or remedies imposed or provided under the Uniform Commercial Code (the "UCC") or other applicable law, the RGL Release Parties shall hold such Collateral, any right, title or interest therein and any proceeds thereof in trust for the Dart Companies (the "Trust Property"), and turn over such Trust Property to the Dart Companies as soon as practicable.

                 (d) Rights on Default. Each Releasing Guarantor acknowledges that Dart has and is entitled to exercise all of the rights and remedies of a secured creditor under the UCC with respect to the Collateral, including, without limitation, the right to take possession of and dispose of the Collateral after an event of default, and to accept the Collateral as discharge of the obligations under the RSH/HHH Loan to the extent permitted under the UCC. If Dart were to elect to sell the Collateral in a public or private sale, conducted in accordance with the UCC, any purchaser of all or any part of the Collateral shall take such Collateral free and clear of all rights and interests of any of the Releasing Guarantors (including, without limitation, any rights or interests of any of the RGL Releasing Guarantors in the property or assets of any of the Collateral Partnerships(, and the Releasing Guarantors shall have such rights and interests in and to the proceeds of any such sale, after payment in full of all obligations owed to Dart or any affiliate of Dart under the HHH/RSH Loan, as may be provided under the UCC.

        3.       No Challenge to Dart Company Rights in the Collateral.

        No Releasing Guarantor shall challenge the attachment, validity, perfection, priority or extent of any Claim of Dart or any affiliate of Dart in the Collateral or with respect to the Retained Partnership in any judicial, administrative or alternative dispute resolution proceeding.

        4.       Waivers.

        No delay on the part of a party hereto in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof, and no purported waiver of any default, breach or violation of any term or provision contained herein shall be deemed to be a waiver of such term or provision unless the waiver is in writing and signed by the waiving party. No such waiver shall in any event be deemed a waiver of any subsequent or other default, breach or violation. The rights or remedies herein expressly specified are cumulative and not exclusive of any other rights and remedies which the parties would otherwise have.

        5.       Severability; Enforceability.

        In case any provision of this Agreement shall be held to be illegal, invalid or unenforceable under present or future laws effective while this Agreement remains in effect, the legality, validity and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

        6.       Governing Law.

        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its principles concerning conflicts of law, and any actions under this Agreement may be brought in the courts of the Commonwealth of Virginia or the United States District Court for the Eastern District of Virginia.

        7.       Different Facts.

        Each Releasing guarantor specifically acknowledges that the facts with respect to which this Agreement is executed may turn out to be other than or different from the facts now known to or believed by it to be true, and that it therefore expressly assumes the risk of the facts turning out to be different and agrees that this Agreement shall be in all respects effective and not subject to termination or rescission by reason of any different facts.

        8.       Notices.

        Notices given in connection with this Agreement shall be in writing and be deemed to have been given when actually received by telecopy or otherwise or five (5) days after being deposited in the United States mail, postage prepaid, addressed to a party hereto at the address set forth below such party's signature to this Agreement, or to such other address designated by such party by notice to each other party.

        9.       Counterparts.

        This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        10.      Additional Parties.

        HHH agrees that on and after the date hereof he shall cause any entities that he now or hereafter controls, directly or indirectly, which entities are or become indemnitors/guarantors under the Indemnification Agreement to become parties hereto and to execute and deliver to Dart, the Retained Partnership and RSH a counterpart hereof.

        RSH agrees that on and after the date hereof, he shall cause any entities that he now or hereafter controls, directly or indirectly, which entities are or become indemnitors/guarantors under the Indemnification Agreement to become parties hereto and to execute and deliver to Dart, the Retained Partnership and HHH a counterpart hereof.

        11.      Amendments.

        This Agreement may be amended only by a writing signed by duly authorized representatives of all parties hereto.

        In WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                      DART GROUP CORPORATION

                                      By:
                                          --------------------------------
                                      Name:
                                      Title:

                                      Address:
                                              ----------------------------
                                              ----------------------------
                                              ----------------------------


 COMBINED PROPERTIES/ONTARIO                HAFT EQUITIES-BLADEN LIMITED
 LIMITED PARTNERSHIP                        PARTNERSHIP

 By:  CP Holdings CA, Inc., General         By:   CP Holdings MD, Inc., General
      Partner                                     Partner

      By:                                         By:
         ---------------------------                 ---------------------------
         Ronald S. Haft, President                   Ronald S. Haft, President

 Address:                                    Address:
         ---------------------------                 ---------------------------
         ---------------------------                 ---------------------------
         ---------------------------                 ---------------------------

 3301 PENNSY DRIVE ASSOCIATES                       LEE AND HARRISON PARTNERSHIP
 LIMITED PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 HAFT/EQUITIES SULLY PLAZA LIMITED PARTNERSHIP      ROCK CREEK VILLAGE ASSOCIATES LIMITED
                                                    PARTNERSHIP

 By:   CP Holdings VA, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 COMBINED PROPERTIES/FORBES BOULEVARD LIMITED       HAFT EQUITIES-ROSE HILL LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   CP/Forbes Boulevard,  Inc., General          By:   CP Holdings VA, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 CP/FORBES BOULEVARD INC.


          By:
              ---------------------------
                 Ronald S. Haft, President

 Address:
         ----------------------------------
         ----------------------------------
         ----------------------------------

 COMBINED PROPERTIES/RESEDA                         1751 COLUMBIA ROAD LIMITED PARTNERSHIP
 ASSOCIATES LIMITED PARTNERSHIP

 By:   CP Holdings CA, Inc., General                By:   CP Holdings VA, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 COMBINED PROPERTIES/MONTEBELLO LIMITED             CHARLES COUNTY ASSOCIATES LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   CP Holdings CA, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

                                                    PENN-DAW ASSOCIATES LIMITED PARTNERSHIP

                                                    By:   CP Holdings VA, Inc., General
                                                             Partner

                                                             By:
                                                                 -----------------------------
                                                                    Ronald S. Haft, President

                                                    Address:
                                                             ---------------------------------
                                                             ---------------------------------
                                                             ---------------------------------

 COMBINED PROPERTIES/SILVER HILL LIMITED            ARROW LEASE ACQUISITION LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 COMBINED PROPERTIES/40 WEST LIMITED PARTNERSHIP    CP ACQUISITION LIMITED PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 COMBINED PROPERTIES/GREENWAY CENTER LIMITED        CP/GREENBRIAR RETAIL INVESTMENTS LIMITED
 PARTNERSHIP                                        PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP Greenbriar Retail, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 COMBINED PROPERTIES/BRIGGS                         CM/CP GREENBRIAR OFFICE INVESTMENTS LIMITED
 CHANEY PLAZA LIMITED PARTNERSHIP                   PARTNERSHIP

 By:   CP Holdings MD, Inc., General                By:   CP/Greenbriar Office, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 COMBINED PROPERTIES VIRGINIA PLAZA LIMITED         SUGARLAND PLAZA LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   CP Holdings VA, Inc., General                By:   Sugarland Plaza, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 COMBINED PROPERTIES/BULL RUN LIMITED               CAPITAL RESOURCES LIMITED PARTNERSHIP
 PARTNERSHIP

 By:   Bull Run, Inc., General                      By:   Capital Resources I Corp., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 CP ACQUISITION II LIMITED PARTNERSHIP              COMBINED PROPERTIES LIMITED PARTNERSHIP

 By:   CPALP, Inc., General                         By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 MCLEAN CHAIN BRIDGE LIMITED PARTNERSHIP            RETAIL LEASE ACQUISITION LIMITED PARTNERSHIP

 By:   CP Holdings VA, Inc., General                By:   CP Holdings MD, Inc., General
          Partner                                            Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 TRAK CHICAGO LIMITED PARTNERSHIP I                 COMBINED PROPERTIES INCORPORATED

 By:   CP Holdings MD, Inc., General
          Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 HAFT EQUITIES GENERAL LIMITED PARTNERSHIP          CP/GREENBRIAR OFFICES, INC.

 By:   CP Holdings MD, Inc., General
          Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 SEVENTY-FIFTH AVENUE LIMITED PARTNERSHIP           CP/GREENBRIAR RETAIL, INC.

 By:   CP Holdings MD, Inc., General
          Partner

          By:                                                By:
              ---------------------------                        -----------------------------
                 Ronald S. Haft, President                          Ronald S. Haft, President

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------

 RSH/HHH TIER II LIMITED PARTNERSHIP                CPALP, INC.

          By:                                                By:
              ---------------------------                        -----------------------------
                                , President                         Ronald S. Haft, President
                 ---------------

 Address:                                           Address:
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------
         ----------------------------------                  ---------------------------------


 BULL RUN, INC.

          By:
              ---------------------------
                 Ronald S. Haft, President

        The undersigned, Herbert H. Haft, hereby agrees to be bound by the terms of this Agreement personally and in his capacity as an officer and general partner of the Combined Entities to the extent that the undersigned is an officer or general partner of any of the Combined Entities.


                                             --------------------------------
                                             Herbert H. Haft



        The undersigned, Ronald S. Haft, hereby agrees to be bound by the terms of this Agreement personally and in his capacity as an officer and general partner of the Combined Entities to the extent that the undersigned is an officer or general partner of any of the Combined Entities.



                                             --------------------------------
                                             Ronald S. Haft